Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2017
Goodwill And Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets

NOTE 8 — GOODWILL AND OTHER INTANGIBLE ASSETS

Goodwill and other intangible assets consisted of the following:

	December 31,
	2017	2016
Goodwill:	(In thousands)
Domestic resorts	$457,867	$457,867
MGM China	1,348,664	1,359,252
	$1,806,531	$1,817,119
Indefinite-lived intangible assets:
Detroit development rights	$98,098	$98,098
Trademarks, license rights and other	312,022	312,022
Total indefinite-lived intangible assets	410,120	410,120
Finite-lived intangible assets:
MGM Grand Paradise gaming subconcession	4,478,911	4,514,073
Less: Accumulated amortization	(1,180,908)	(1,024,185)
	3,298,003	3,489,888
MGM Macau land concession	84,076	84,736
Less: Accumulated amortization	(27,870)	(23,817)
	56,206	60,919
MGM China customer lists	127,969	128,974
Borgata customer list	22,000	22,000
Less: Accumulated amortization	(145,569)	(135,574)
	4,400	15,400
Maryland license, Massachusetts license and other intangible assets	136,127	136,127
Less: Accumulated amortization	(26,896)	(24,748)
	109,231	111,379
Total finite-lived intangible assets, net	3,467,840	3,677,586
Total other intangible assets, net	$3,877,960	$4,087,706

Goodwill. A summary of changes in the Company’s goodwill by reportable segment is as follows for 2017 and 2016:

	2017
	Balance at January 1	Acquisitions	Currency exchange	Balance at December 31
	(In thousands)
Goodwill, net by reportable segment:
Domestic resorts	$457,867	$—	$—	$457,867
MGM China	1,359,252	—	(10,588)	1,348,664
	$1,817,119	$—	$(10,588)	$1,806,531

	2016
	Balance at January 1	Acquisitions	Currency exchange	Balance at December 31
	(In thousands)
Goodwill, net by reportable segment:
Domestic resorts	$70,975	$386,892	$—	$457,867
MGM China	1,359,792	—	(540)	1,359,252
	$1,430,767	$386,892	$(540)	$1,817,119

Goodwill concerning domestic resorts relates to the acquisition of Mirage Resorts in 2001, the acquisition of Mandalay Resort Group in 2005, and the acquisition of Borgata in August 2016. See Note 4 for goodwill recognized in connection with the Borgata transaction. The Company recognized goodwill resulting from its acquisition of a controlling interest in MGM China in 2011.

MGM China Goodwill Impairment. During the fourth quarter of 2015, the Company conducted its annual impairment tests of goodwill by reviewing each of its reporting units, including its MGM China reporting unit. The step one goodwill analysis of the MGM China reporting unit indicated the fair value was less than its carrying value by 4%. The decrease in fair value resulted from a decrease in forecasted cash flows based on then current market conditions and a sustained decline in the enterprise value multiples of the MGM China reporting unit as well as the multiples of the reporting unit’s peer group.

As a result of the indication of impairment from its step one analysis, the Company performed a step two impairment analysis to measure the impairment loss. As such, the Company determined the fair values of all assets of the MGM China reporting unit, including its separately identifiable intangible assets. The fair values of each of the separately identifiable intangible assets exceeded their respective carrying values by a significant amount, leading to a lower implied fair value of goodwill. Therefore, the Company recorded a $1.5 billion non-cash impairment charge to reduce the historical carrying value of goodwill related to the MGM China reporting unit to its implied fair value. The carrying value of goodwill related to the MGM China reporting unit as of December 31, 2015 following the impairment charge was $1.4 billion.

Indefinite-lived intangible assets. The Company’s indefinite-lived intangible assets consist primarily of development rights in Detroit, trademarks of which $210 million related to the Mandalay Resort Group trademarks and trade names, and $83 million related to the Borgata trade name, and license rights.

MGM Grand Paradise gaming subconcession. Pursuant to the agreement dated June 19, 2004 between MGM Grand Paradise and Sociedade de Jogos de Macau, S.A., a gaming subconcession was acquired by MGM Grand Paradise for the right to operate casino games of chance and other casino games for a period of 15 years commencing on April 20, 2005. The Company cannot provide any assurance that the gaming subconcession will be extended beyond the original terms of the agreement; however, management believes that the gaming subconcession will be extended, given that the Cotai land concession agreement with the government extends significantly beyond the gaming subconcession. As such, the Company is amortizing the gaming subconcession intangible asset on a straight-line basis over the term of the Cotai land concession, ending in January 2038.

MGM Macau land concession. MGM Grand Paradise entered into a contract with the Macau government to use the land under MGM Macau commencing from April 6, 2006. The land use right has an initial term through April 6, 2031, subject to renewal for additional periods. The land concession intangible asset is amortized on a straight-line basis over the remaining initial contractual term.

Customer lists. The Company recognized an intangible asset related to MGM China’s customer lists, which was amortized on an accelerated basis over its estimated useful life of five years. The MGM China customer list intangible asset became fully amortized in 2016. The Company recognized an intangible asset related to the Borgata customer list, which is amortized on an accelerated basis over its estimated useful life of two years and five months.

Gaming licenses. The Company was granted a license to operate a casino in Maryland. The consideration paid to the State of Maryland for the license fee of $22 million is considered a finite-lived intangible asset that is amortized on a straight-line basis over a period of 15 years, beginning in December 2016, when the casino started operations. The Company was granted a license to operate a casino in Massachusetts. The consideration paid to the State of Massachusetts for the license fee of $85 million is considered a finite-lived intangible asset that will be amortized over a period of 15 years beginning upon the opening of the casino resort.

Other. The Company’s other finite–lived intangible assets consist primarily of lease acquisition costs amortized over the life of the related leases, and certain license rights amortized over their contractual life.

Total amortization expense related to intangible assets was $173 million, $180 million and $199 million for 2017, 2016, and 2015, respectively. Estimated future amortization is as follows:

Years ending December 31,	(In thousands)
2018	$176,432
2019	176,755
2020	176,755
2021	176,755
2022	176,755
Thereafter	2,584,388
$3,467,840